UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2019
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act. Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Item 2.02 Results of Operations and Financial Condition

On May 6, 2019, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter ended March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2019 Annual General Meeting of Shareholders on May 2, 2019. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2019 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess, if any, being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 12, 2019.

(1) The following nine persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2020.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	36,490,540	731,900	35,840	26,447,234	8,804,350	—	—	—
Simon Burton	36,504,300	718,141	35,840	26,447,234	8,804,350	—	—	—
David Einhorn	35,155,382	2,094,881	8,017	26,447,234	8,804,350	—	—	—
Leonard Goldberg	36,555,884	667,948	34,448	26,447,234	8,804,350	—	—	—
Ian Isaacs	32,433,005	4,791,105	34,170	26,447,234	8,804,350	—	—	—
Frank Lackner	31,754,874	5,467,009	36,397	26,447,234	8,804,350	—	—	—
Bryan Murphy	36,506,234	716,206	35,840	26,447,234	8,804,350	—	—	—
Joseph Platt	32,241,738	4,980,702	35,840	26,447,234	8,804,350	—	—	—
Hope Taitz	36,518,132	704,809	35,339	26,447,234	8,804,350	—	—	—

(2) The following nine persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2020.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	36,889,322	240,143	128,815	26,447,234	8,804,350	—	—	—
Simon Burton	36,878,881	250,306	129,093	26,447,234	8,804,350	—	—	—
David Einhorn	35,555,481	1,603,060	99,739	26,447,234	8,804,350	—	—	—
Leonard Goldberg	36,952,147	178,153	127,980	26,447,234	8,804,350	—	—	—
Ian Isaacs	36,885,575	244,725	127,980	26,447,234	8,804,350	—	—	—
Frank Lackner	36,233,038	895,870	129,372	26,447,234	8,804,350	—	—	—
Bryan Murphy	36,880,815	248,093	129,372	26,447,234	8,804,350	—	—	—
Joseph Platt	36,861,970	266,939	129,372	26,447,234	8,804,350	—	—	—
Hope Taitz	36,782,690	346,218	129,372	26,447,234	8,804,350	—	—	—

(3) The following five persons were elected Directors of Greenlight Reinsurance Ireland, Designated Activity Company by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2020.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Michael Brady	36,880,105	245,588	132,587	26,447,234	8,804,350	—	—	—
Lesley Caslin	36,783,372	342,321	132,587	26,447,234	8,804,350	—	—	—
Tim Courtis	36,905,217	220,476	132,587	26,447,234	8,804,350	—	—	—
Bryan Murphy	36,880,384	245,309	132,587	26,447,234	8,804,350	—	—	—
Patrick O'Brien	36,880,105	245,588	132,587	26,447,234	8,804,350	—	—	—
Daniel Roitman	36,952,398	174,687	131,195	26,447,234	8,804,350	—	—	—

(4) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2019.

	Class A	Class B
For	62,633,509	8,804,350
Against	815,369	—
Abstain	256,636	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2019.

	Class A	Class B
For	62,629,926	8,804,350
Against	819,940	—
Abstain	255,648	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO, Registered Auditors in Ireland, to serve as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2019.

	Class A	Class B
For	62,633,325	8,804,350
Against	816,110	—
Abstain	256,080	—
Broker non-votes	—	—

(7) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	36,099,571	8,804,350
Against	944,997	—
Abstain	213,712	—
Broker non-votes	26,447,234	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release, "GREENLIGHT RE ANNOUNCES FIRST QUARTER 2019 FINANCIAL RESULTS", dated May 6, 2019, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	May 6, 2019